UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 4, 2025
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.
On November 6, 2025, CarMax, Inc. (the “Company,” "we," "our" or “CarMax”) issued a press release announcing certain preliminary expectations with respect to its third quarter results and the management changes described below. The Company intends to report its third quarter results on December 18, 2025.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Chief Executive Officer and Resignation from the Board

On November 4, 2025, the Board of Directors of the Company (the “Board”) terminated the employment of William D. Nash, the Company’s President and Chief Executive Officer, effective December 1, 2025, pursuant to and in accordance with Section 7.5 of Mr. Nash’s Amended and Restated Severance Agreement with the Company, which was filed as Exhibit 10.2 to CarMax’s Quarterly Report on Form 10-Q filed on January 5, 2024.

In connection with Mr. Nash’s separation, Mr. Nash resigned from the Board, effective December 1, 2025. Mr. Nash’s resignation was not the result of any disagreement related to any matter involving the Company’s operations, policies or practices. In connection with Mr. Nash’s resignation, the size of the Board will be reduced by one director such that the Board consists of nine directors, effective December 1, 2025.

Appointment of Interim President and Chief Executive Officer

On November 4, 2025, the Board appointed David W. McCreight, a current director of the Board, as Interim President and Chief Executive Officer, effective December 1, 2025. The Board has been and continues to engage in a comprehensive search process to identify a permanent successor for Mr. Nash.

In his role as Interim President and Chief Executive Officer, Mr. McCreight will receive an annual base salary at a rate of $1,200,000 per year, and a grant of restricted stock units ("RSUs") with a grant date fair value of $3,600,000 under the Company’s 2002 Stock Incentive Plan, as amended and restated. The RSUs will be settled in stock and will vest on the first anniversary of the grant date; provided however, pro-rata vesting will be applied to the RSUs based upon the number of months served by Mr. McCreight as Interim President and Chief Executive Officer. While Mr. McCreight is serving as Interim President and Chief Executive Officer, he will not receive separate compensation for his service as a director of the Company, provided, however, that following his service as Interim President and Chief Executive Officer and subject to his continued service as a director of the Company, he will again be eligible to receive compensation for future service on the Board.

Mr. McCreight, age 62, has been a CarMax director since 2018. Mr. McCreight served as Executive Chair of Lulu’s Fashion Lounge Holdings, Inc., an online retail platform for women’s apparel and accessories, from 2023 to 2024, and he served as the Chief Executive Officer of Lulu’s from 2021 to March 2023. Mr. McCreight also served as President of Urban Outfitters, Inc., parent of Urban Outfitters, Anthropologie Group, and Free People consumer brands whose products are distributed internationally through their digital, retail, and wholesale channels, from 2016 to 2018, and Chief Executive Officer of Anthropologie from 2011 to 2018. Previously, Mr. McCreight served as President of Under Armour from 2008 until 2010; and he was President, from 2005 to 2008, and Senior Vice President, from 2003 to 2005, of Lands’ End. Mr. McCreight currently serves on the board of directors of Victoria’s Secret & Co. Mr. McCreight previously served as a director of Lulu’s Fashion Lounge, Inc. and Wolverine WorldWide, Inc. There are no family relationships between Mr. McCreight and any director or executive officer of the Company, and no arrangements or understandings between Mr. McCreight and any other person pursuant to which he was selected as an officer. Mr. McCreight has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. McCreight will step down from the Board’s Compensation and Personnel Committee (the "Committee"), effective for the duration of his service as the Company’s Interim President and Chief Executive Officer. Effective December 1, 2025, the Board has appointed Shira Goodman to serve on the Committee and Mark O’Neil to serve as chair of the Committee.

Item 7.01	Regulation FD Disclosure.
The Company’s press release regarding the matters described in Item 2.02 and Item 5.02 above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Items 2.02 and Item 7.01, including the exhibit attached hereto, is being furnished solely pursuant to Items 2.02 and 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Further, the information in Items 2.02 and 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Information

We caution readers that the statements contained in this Form 8-K that are not statements of historical fact, including statements about our future business plans, operations, challenges, opportunities or prospects, including without limitation any statements or factors regarding our preliminary financial outlook and results for the third quarter of fiscal year 2026, expected succession matters, operating capacity, sales, inventory, market share, financial and operational targets and goals, revenue, margins, expenses, liquidity, loan originations, capital expenditures, share repurchase plans, debt obligations or earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “enable,” “estimate,” “expect,” “focused on,” “intend,” “may,” “outlook,” “plan,” “positioned,” “predict,” “should,” “target,” “will” and other similar expressions, whether in the negative or affirmative. Such forward-looking statements are based upon management’s current knowledge, expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Moreover, our preliminary financial outlook and results for the third quarter of fiscal year 2026 are not yet finalized and could differ from those set forth in this Form 8-K and are subject to the completion of our financial closing procedures and any adjustments arising from management's review of our financial results for the full third quarter of fiscal year 2026.

For details on factors that could affect expectations, see our Annual Report on Form 10-K for the fiscal year ended February 28, 2025, and our quarterly or current reports as filed with or furnished to the U.S. Securities and Exchange Commission. Our filings are publicly available on our investor information home page at investors.carmax.com. Requests for information may also be made to the Investor Relations Department by email to investor_relations@carmax.com or by calling (804) 747-0422 x7865. We undertake no obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.
On November 4, 2025, the Board appointed Thomas J. Folliard, who currently serves as its non-executive Chair, as Interim Executive Chair of the Board, effective December 1, 2025. Mr. Folliard, age 60, has been the Company’s non-executive Chair since 2016 and a director since 2006.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.
99.1	Press Release, dated November 6, 2025, issued by CarMax, Inc. entitled “CarMax Announces Leadership Changes”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: November 6, 2025	By: /s/ John M. Stuckey, III
John M. Stuckey, III
Senior Vice President, General Counsel
and Corporate Secretary